MFS(R) VARIABLE INSURANCE TRUST

                           MFS(R) NEW DISCOVERY SERIES

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Portfolio Managers" section for New Discovery Series is hereby restated as follows:

The portfolio managers of the series are David E. Sette-Ducati and Robert A. Henderson. Mr. Sette-Ducati, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1995. Mr. Henderson, a Vice President of MFS, has been employed in the investment management area of MFS since 1996. Mr. Sette-Ducati and Mr. Henderson each became a portfolio manager of the series effective April 26, 2002.


                   The date of this Supplement is May 2, 2002